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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Form S-8 Registration Statement File No. 33-95602.

                                             Arthur Andersen LLP



Philadelphia, PA,
     March 28, 2000